                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                   PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Colorado, New Mexico and Georgia.


DATED:       5-12, 1998            SIGNATURE:     /s/ Garry Oglesbee
      ------------                           -------------------------------
                                                  Garry Oglesbee
                                                  President, CEO, Chairman of
                                                  the Board.
                                   ADDRESS: Garry Oglesbee
                                            1408 Kit Carson Drive
                                            Gallup, New Mexico  87301
                                   PHONE: (505)  722-2855

                      DIRECTORS ACCEPTANCE AND APPROVAL OF
                                  PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Colorado, New Mexico and Georgia.


DATED:       5-12, 1998            SIGNATURE:     /s/ Jack Wiles
      ------------                           --------------------------
                                                  Jack Wiles
                                                  Director
                                   ADDRESS: Jack Wiles
                                            12940 Basswood Lane
                                            Beaumont, Texas  77713
                                   PHONE: (316) 838-4878

                      DIRECTORS ACCEPTANCE AND APPROVAL OF
                                  PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Colorado, New Mexico and Georgia.


DATED:       5-12, 1998             SIGNATURE:   /s/ Lilly Beter
      -----------                             ----------------------------
                                                Lilly Beter
                                                Vice-Chairperson, Director
                                    ADDRESS: Lilly Beter
                                             5707 Hwy. 7
                                             St. Louis Park, MN.  55416
                                    PHONE: (612)  920-2693

                       DIRECTORS ACCEPTANCE AND APPROVAL OF
                                  PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Colorado, New Mexico and Georgia.


DATED:       5-12, 1998            SIGNATURE:   /s/ Lonnie Eidson
      ------------                           -------------------------------
                                                Lonnie Eidson
                                                Director
                                   ADDRESS: Lonnie Eidson
                                            4570 Valancius Way
                                            Lake Montezuma, AZ.  86342
                                   PHONE: (520)  567-7225

                       DIRECTORS ACCEPTANCE AND APPROVAL OF
                                  PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Colorado, New Mexico and Georgia.


DATED:       5-12, 1998            SIGNATURE:  /s/ Leonard Mitchell
      ------------                           ----------------------------------
                                               Leonard Mitchell
                                               Vice President of Transportation,
                                               COO, CFO (Acting), Director
                                   ADDRESS: Leonard Mitchell
                                            15029 Sundance
                                            Wichita, KS.  67230
                                   PHONE: (316)  733-6905

                       DIRECTORS ACCEPTANCE AND APPROVAL OF
                                  PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Colorado, New Mexico and Georgia.


DATED:       5-12, 1998            SIGNATURE: /s/ Michael Chappue
      ------------                           ----------------------------
                                              Michael Chappue
                                              Director
                                   ADDRESS: Michael Chappue
                                            49545 Hopi Dr.
                                            Parker, AZ.  85344
                                   PHONE: (520)  667-3078

                       DIRECTORS ACCEPTANCE AND APPROVAL OF
                                  PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Colorado, New Mexico and Georgia.


DATED:       5-12, 1998            SIGNATURE: /s/ William Muth
      ------------                           -------------------------------
                                              William Muth
                                              Secretary, Director
                                   ADDRESS: William Muth
                                            4 N 608 High Meadow Park
                                            St. Charles, IL.  60174
                                   PHONE: (630)  443-0057